Fourth Quarter of Fiscal 2024

June 30, 2024

PROV NASDAQ LISTED

myprovident.com

PROVIDENT

Provident Financial Holdings, Inc.

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the past increases in the Board of Governors of the Federal Reserve Board (the "Federal Reserve") benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; expectations regarding key growth initiatives and strategic priorities; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; environmental, social and governance goals; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC") - which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2025 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.

Nasdaq GS:	PROV
Share Price:	$12.50
52-Week Range:	$10.16 - $15.40
Shares Outstanding:	6,847,821 shares
Market Capitalization:	$85.6 million
P/E (ttm):	11.79x
Diluted EPS (ttm):	$1.06
Annual Dividend & Yield:	$0.56 (4.48%)

As of June 30, 2024

Franchise Overview



San Bernardino
Redlands
Ontario
Chino
San Bernardino National Forest
Yucca Valley
Sunfair
Twentynine Palms
Wilderness Area
Sheephole Valley Wilderness
Old Dale
Sablon
Rice
Vidal
Morongo Valley
Desert Hot Springs
Sky Valley
Moreno Valley
Beaumont
Corona
Palm Springs
Cathedral City
Palm Desert
Indio
Coachella
Joshua Tree National Park
Eagle Mountain
Midland
Inca
COLORADO RIVER RESERVATION
Desert Center
Chiriaco Summit
Mesa Verde
Blythe
Ripley
Menifee
Hemet
Mission Viejo
Murrieta
Temecula
Anza
North Shore
Palo Verde
San Clemente
Palomar Mountain
Desert Shores
Salton Sea
Salton City
Cibola
Paymaster Landing
Warner Springs
Borrego Springs
Mundo
Niland
Oceanside
Vista
Carlsbad
Valley Center
Ocotillo Wells SVRA
Estelle

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- 8th largest deposit market share in Riverside County; Largest deposit market share of community banks

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Developments (sequential quarter)

- ✓ Net Income increased approximately 31%
- ✓ Pre-Provision, Pre-Tax Income increased approximately 23%
- ✓ Net Interest Margin unchanged at 2.74%
- ✓ Net Interest Income decreased approximately 1%
- ✓ Non-Interest Income increased approximately 73%
- ✓ Operating Expenses remained virtually unchanged.

Net Interest Income



Q4FY24
$8.5
Q3FY24
$8.6
Q2FY24
$8.8
Q1FY24
$9.1
Q4FY23
$9.2
Q3FY23
$9.4
In Millions
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0

Non-Interest Income



$1.5
$1.0
$0.5
In Millions
$1.0
$1.1
$0.8
$0.9
$0.8
$1.5
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Operating Expenses



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
In Millions
$6.9
$7.6
$6.9
$7.3
$7.2
$7.2
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$3.5
$2.8
$3.0
$2.3
$2.2
$2.7
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$3.3
$2.8
$2.5
$3.0
$2.1
$2.8
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Quarterly Net Income



$3.0
$2.0
$1.0
$0.0
In Millions
$2.3
$1.8
$1.8
$2.1
$1.5
$2.0
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Diluted Earnings Per Share



$0.50
$0.25
$0.00
$0.33
$0.26
$0.25
$0.31
$0.22
$0.28
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
3.00%
2.88%
2.88%
2.78%
2.74%
2.74%
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Efficiency Ratio



80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
66.69%
73.37%
69.32%
76.11%
76.20%
72.30%
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Return on Average Assets



1.00%
0.50%
0.00%
0.72%
0.55%
0.54%
0.66%
0.47%
0.62%
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Return on Average Equity



10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.12%
5.52%
5.40%
6.56%
4.57%
5.96%
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Developments (sequential quarter)

- ✓ Loans Held for Investment balance decreased approximately 1% and the yield increased 13 basis points at June 30, 2024
- ✓ Total Deposits balance decreased approximately 2% and the cost increased eight basis points at June 30, 2024
- ✓ Total Borrowings balance increased approximately 2% and the cost increased two basis points at June 30, 2024

Loan to Investment Mix



In Millions
06/30/24 $1,053 $132 $1,185
03/31/24 $1,066 $138 $1,204
12/31/23 $1,076 $144 $1,220
09/30/23 $1,072 $150 $1,222
06/30/23 $1,078 $156 $1,234
03/31/23 $1,078 $164 $1,242
Quarter Ended 0
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



Muti-Family
Single-Family
Commercial Real Estate
$600
$500
$400
$300
$200
$100
$0
In Millions
$513 $519 $522 $522 $517 $518
$466 $461 $457 $459 $457 $445
$90 $91 $88 $89 $83 $83
03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24

Portfolio Loan Originations and Purchases



$100
$80
$60
$40
$20
$0
In Millions
$54 $24 $19 $20 $18 $19
Q3FY23 Q4FY23 Q1FY24 Q2FY24 Q3FY24 Q4FY24

Provident Financial Holdings, Inc.

Balances & Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/24	Interest Rate	Balance as of 06/30/23	Interest Rate
Single-Family	$ 518,091	4.49%	$ 518,821	4.12%
Multi-Family	445,182	5.31%	461,113	4.70%
Commercial Real Estate	83,349	6.52%	90,558	5.73%
Construction	2,692	9.11%	1,936	7.76%
Other	95	5.25%	106	5.25%
Commercial Business	1,372	10.50%	1,565	10.24%
Consumer	65	18.50%	65	18.25%
Total Loans Held for Investment	$ 1,050,846	5.02%	$ 1,074,164	4.52%
Advance Payments of Escrows	102		148	
Deferred Loan Costs, net	9,096		9,263	
Allowance for Credit Losses	(7,065)		(5,946)	
Total Loans Held for Investment, net	$ 1,052,979		$ 1,077,629	


Other
0%
Construction
0%
Consumer
0%
Commercial Real Estate
8%
Commercial Business
0%
Multi-Family
43%
Single-Family
49%

Loan Composition as of 06/30/24

Balances & Activity

Deposits and Borrowings



$205
$235
$235
$243
$235
$239
$206
$221
$229
$254
$266
$274
$777
$730
$703
$658
$642
$614
In Millions
03/31/23
06/30/23
09/30/23
12/31/23
03/31/24
06/30/24
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 06/30/2024	Rate		At 06/30/2023	Rate
Checking Accounts - Non Interest-Bearing	$	95,627	- %	$	103,006	- %
Checking Accounts - Interest-Bearing		254,624	0.04%		302,872	0.04%
Savings Accounts		238,878	0.18%		290,204	0.05%
Money Market Accounts		25,324	0.50%		33,551	0.23%
Time Deposits		273,895	3.93%		220,938	2.98%
Total Deposits (1) (2)	$	888,348	1.29%	$	950,571	0.73%
Brokered CDs Included in time deposits above	$	131,800	5.18%	$	106,419	4.78%

(1) Includes uninsured deposits of approximately $122.7 million and $140.1 million at June 30, 2024 and 2023, respectively.

(2) The average balance of deposit accounts was approximately $34 thousand at both June 30, 2024 and 2023.

Deposit Composition at 06/30/24



Money Market Accounts
3%
Savings Accounts
27%
Time Deposits
31%
Checking Accounts - Interest-Bearing
28%
Checking Accounts - Non Interest-Bearing
11%

Borrowings Maturity Schedule

Category (Dollars In Thousands)		At 06/30/2024	Rate		At 06/30/2023	Rate
Overnight	$	20,000	5.65%	$	-	-
Three Months or Less		33,000	5.34%		45,009	4.44%
Over Three to Six Months		30,000	5.22%		25,000	5.30%
Over Six to Twelve Months		62,500	4.05%		80,000	4.29%
Over One to Two Years		68,000	5.11%	-	70,000	3.99%
Over Two to Three Years		10,000	5.03%		10,000	4.42%
Over Three to Four Years		5,000	4.22%		-	-
Over Four to Five Years		10,000	4.51%		5,000	4.22%
Over Five Years		-	-		-	-
Total Borrowings (1)	$	238,500	4.88%	$	235,009	4.34%

(1) The Bank had approximately $261.3 million and $287.9 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $208.6 million and $139.0 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at June 30, 2024 and 2023, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- ✓ Non-Performing Assets to Total Assets Ratio increased to 0.20% at June 30, 2024 from 0.17% at March 31, 2024 (sequential quarter)
- ✓ $12,000 Recovery of Credit Losses in the quarter ended June 30, 2024
- ✓ No REO
- ✓ Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ACL to LHI Ratio



$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Thousands
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24
Non-Performing Assets	$945	$1,300	$1,361	$1,750	$2,246	$2,596
NPA to Total Assets	0.07%	0.10%	0.10%	0.13%	0.17%	0.20%
ACL to LHI	0.56%	0.55%	0.72%	0.65%	0.67%	0.67%

Provision for (Recovery of) Credit Losses



$750
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
In Thousands
$169
$(56)
$545
$(720)
$124
$(12)
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

Non-Performing Asset Composition 06/30/24



Other
0%
Construction
0%
Commercial Business
0%
Commercial Real Estate
0%
Multi-Family
0%
Real Estate Owned
0%
Single-Family
100%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Credit Losses (ACL)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
In Thousands
$6,001
$5,946
$7,679
$7,000
$7,108
$7,065
03/31/23
06/30/23
09/30/23
12/31/23
03/31/24
06/30/24

ACL Allocation as of 06/30/24



Commercial Real Estate 1%
Construction 1%
Commercial Business 0%
Multi-Family 9%
Consumer 0%
Other 0%
Single-Family 89%

Delinquent and Non-Performing Loans

	At June 30, 2024				At June 30, 2023			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	10	$ 2,596	-	$ -	6	$ 1,300
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	10	$ 2,596	-	$ -	6	$ 1,300

Net Charge-Offs (Recoveries)



$1
$0
-$1
-$2
-$3
In Thousands
$-2
$-1
$0
$0
$0
$0
Q3FY23
Q4FY23
Q1FY24
Q2FY24
Q3FY24
Q4FY24

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

Loan Category	Inland Empire		Southern California (1)		Other California		Other States		Total	
(Dollars in Thousands)	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 146,003	28%	$ 175,127	34%	$ 196,707	38%	$ 254	0%	$ 518,091	100%
Multi-Family	56,693	13%	256,692	57%	131,797	30%	-	0%	445,182	100%
Commercial Real Estate	13,583	16%	44,574	54%	25,192	30%	-	0%	83,349	100%
Construction	228	9%	1,480	54%	984	37%	-	0%	2,692	100%
Other	-	0%	95	100%	-	0%	-	0%	95	100%
Total	$ 216,507	21%	$ 477,968	45%	$ 354,680	34%	$ 254	0%	$ 1,049,409	100%

(1) Other than Inland Empire.

Geographic Location 06/30/24



Other States
0%
Inland Empire
21%
Southern California(1)
45%
Other California
34%

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024	TOTAL
Loan Balance (In Thousands)	$ 34,128	$ 10,943	$ 7,706	$ 9,648	$ 19,560	$ 148,912	$ 205,754	$ 60,688	$ 19,475	$ 516,814
Weighted Avg. LTV [1]	46%	60%	61%	54%	59%	61%	68%	72%	65%	64%
Weighted Avg. Age (In Years)	15.80	7.08	6.07	5.04	3.91	2.97	1.97	1.16	0.20	3.31
Weighted Avg. FICO [2]	733	740	744	754	755	764	766	770	784	763
Number of Loans	167	20	20	17	30	205	301	76	22	858
Geographic Breakdown (%)										
Inland Empire	26%	40%	39%	19%	18%	40%	26%	15%	12%	28%
Southern California [3]	55%	55%	49%	68%	33%	18%	34%	43%	47%	34%
Other California [4]	18%	5%	12%	13%	49%	42%	40%	42%	41%	38%
Other States	1%	0.00%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Other than Inland Empire
(4) Other than Inland Empire and Southern California

Multi-Family – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024	TOTAL
Loan Balance (In Thousands)	$ 82,518	$ 23,217	$ 26,600	$ 49,373	$ 60,938	$ 87,394	$ 75,876	$ 28,892	$ 10,374	$ 445,182
Weighted Avg. LTV [1]	39%	40%	47%	42%	48%	47%	46%	36%	40%	44%
Weighted Avg. Debt Coverage Ratio [2]	1.80x	1.72x	1.40x	1.66x	1.58x	1.77x	1.58x	1.83x	1.51x	1.68x
Weighted Avg. Age (In Years)	9.99	7.06	6.01	5.01	4.06	3.02	2.06	1.04	0.26	4.71
Weighted Avg. FICO [2]	757	752	748	760	761	760	761	758	769	759
Number of Loans	155	45	32	63	67	108	93	36	16	615
Geographic Breakdown (%)										
Inland Empire	15%	21%	15%	13%	16%	14%	7%	0%	15%	13%
Southern California [3]	50%	62%	70%	67%	64%	49%	62%	57%	38%	58%
Other California [4]	35%	17%	15%	20%	20%	37%	31%	43%	47%	29%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Other than Inland Empire
(4) Other than Inland Empire and Southern California

Commercial RE – Loans Held for Investment

	Year of Origination									
	2016 & Prior	2017	2018	2019	2020	2021	2022	2023	2024	TOTAL [5][6]
Loan Balance (In Thousands)	$ 15,654	$ 4,984	$ 4,004	$ 8,304	$ 5,460	$ 4,018	$ 23,298	$ 13,763	$ 3,874	$ 83,349
Weighted Avg. LTV [1]	36%	43%	43%	40%	32%	42%	37%	35%	33%	37%
Weighted Avg. Debt Coverage Ratio [2]	1.82x	1.44x	1.62x	1.39x	2.04x	1.89x	1.70x	1.77x	3.08x	1.78x
Weighted Avg. Age (In Years)	9.62	6.67	5.84	4.91	4.20	2.85	1.99	0.98	0.22	4.12
Weighted Avg. FICO [2]	755	790	757	766	728	767	774	776	765	767
Number of Loans	26	6	7	11	8	5	27	18	6	114
Geographic Breakdown (%)										
Inland Empire	41%	2%	12%	22%	9%	25%	10%	8%	0%	16%
Southern California [3]	35%	74%	79%	43%	51%	39%	55%	61%	77%	54%
Other California [4]	24%	24%	9%	35%	40%	36%	35%	31%	23%	30%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Other than Inland Empire
(4) Other than Inland Empire and Southern California
(5) Comprised of the following: $26.8 million in Office, $16.0 million in Mixed Use ($6.9 million in Office/Retail, $4.7 million in Multi-Family/Retail, $754 thousand in Multi-Family/Commercial, $685 thousand in Multi-Family/Office and $3.0 million in Other Mixed Use), $12.5 million in Retail, $11.9 million in Warehouse, $7.1 million in Medical/Dental Office, $6.9 million in Mobile Home Park, $1.2 million in Restaurant/Fast Food, $578 thousand in Automotive – Non-Gasoline, $299 thousand in Live/Work Unit
(6) Consisting of $71.1 million or 85.4% in investment properties and $12.2 million or 14.6% in owner occupied properties

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Bank Capital Ratios

Tier 1 Leverage Ratio


10.20%
10.00%
9.80%
9.60%
9.40%
9.20%
9.00%

	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24
Tier 1 Leverage Ratio	9.59%	9.59%	9.25%	9.48%	9.70%	10.02%

CET1 Ratio


20.00%
19.00%
18.00%
17.00%
16.00%
15.00%

	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24
CET1 Ratio	17.90%	18.50%	17.91%	18.20%	18.77%	19.29%

Tier 1 Risk-Based Capital Ratio


19.50%
19.00%
18.50%
18.00%
17.50%
17.00%

	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24
Tier 1 Risk-Based Capital Ratio	17.90%	18.50%	17.91%	18.20%	18.77%	19.29%

Total Risk-Based Capital Ratio


22.00%
21.00%
20.00%
19.00%
18.00%
17.00%
16.00%
15.00%

	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24
Total Risk-Based Capital Ratio	18.78%	19.38%	19.06%	19.24%	19.85%	20.38%

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- ✓ Strong Capital Ratios
- ✓ 4.48% Cash dividend yield (approximately)
- ✓ Purchased approximately 48,000 shares of common stock in the fourth quarter of fiscal 2024

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	09/30/22	12/31/22	03/31/23	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24
Price/TBV	0.80x	0.76x	0.74x	0.69x	0.71x	0.68x	0.71x	0.66x

Stock Repurchase Plan Activity



Q4FY24
48,476
Q3FY24
50,051
Q2FY24
62,710
Q1FY24
36,112
Q4FY23
51,498
Q3FY23
98,307
-
50,000
100,000
# of shares

PROVIDENT
Provident Financial Holdings, Inc.